UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 16, 2024

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1731 Radiant Drive
Dania Beach,	Florida	33004
(Address of principal executive offices, including zip code)

(954) 447-7920
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On July 16, 2024, Spirit Airlines, Inc. (the "Company" or "Spirit") provided an update to investors (the "Investor Update") announcing certain preliminary estimates and guidance for the second quarter 2024. The Company’s unaudited interim consolidated financial statements for the second quarter 2024 are not yet complete and results for second quarter 2024 may vary from these preliminary estimates upon completion of closing procedures and finalization of the unaudited interim unconsolidated financial statements.
Non-GAAP financial measures that reflect adjustments from historical financial data prepared under GAAP, including adjustments for special items, are included in the Investor Update as supplemental disclosures because the Company believes they are useful indicators of the Company's operating performance for comparative purposes. These non-GAAP financial measures are well recognized performance measurements in the airline industry that are frequently used by investors, securities analysts and other interested parties in comparing the operating performance of companies in the airline industry. The non-GAAP financial measures provided have limitations as an analytical tool. Because of these limitations, non-GAAP financial measures should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company has also provided in the Investor Update reconciliations of these non-GAAP financial measures to the appropriate GAAP financial measures.
A copy of the Investor Update is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02. The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), if such subsequent filing specifically references the information furnished pursuant to Item 2.02 of this report.
Item 7.01.    Regulation FD Disclosure.
On July 16, 2024, the Company posted a copy of the Investor Update providing certain preliminary estimates and guidance for the second quarter 2024 (as described in Item 2.02 above) and full year 2024 guidance and other items on its investor relations website at https://ir.spirit.com. A copy of the Investor Update is furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety. The guidance provided therein is only an estimate of what the Company believes is realizable as of the date of the Investor Update. Investors are encouraged to read the Investor Update. The Company reserves the right to discontinue availability of the Investor Update from its website at any time.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description

99.1	Investor Update as of July 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2024	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel